Other Earnings (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Components of Other Earnings

(Millions)	2012	2011	2010
Royalty income	$51	$55	$58
Share of net earnings of equity affiliates (See Note 5)	9	36	46
Gain on sale of assets	3	7	8
Other	76	54	61
Total	$139	$152	$173

Other earnings excludes the former commodity chemicals business' earnings of $10 million, $25 million and $7 million in 2012, 2011 and 2010, respectively. These pre-tax amounts, which primarily include the share of net earnings of equity affiliates, gains on the sale of certain assets and a 2011 bargain purchase gain are reported in "Income from discontinued operations, net of tax."